SEMI ANNUAL REPORT


                                                               FEBRUARY 29, 2000


TEMPLETON GLOBAL
GOVERNMENTS INCOME TRUST

[FRANKLIN TEMPLETON LOGO]










SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Trust's Goal: Templeton Global Governments Income Trust seeks a high level of current income consistent with preservation of capital. Under normal market conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets.
--------------------------------------------------------------------------------

Dear Shareholder:

This report of Templeton Global Governments Income Trust covers the six months ended February 29, 2000. During this period, many European economies grew significantly, growth in Japan was better than expected, and the U.S. economy continued to expand at a blistering pace. This economic growth increased global inflationary pressures and led to a tighter monetary policy by many central banks. In the U.S., the Federal Reserve Board (the Fed) increased interest rates by 75 basis points, and most European countries also experienced rising interest rates. Believing that most industrial economies might experience further interest





CONTENTS


Shareholder Letter ....................................................        1

Important Notice to
Shareholders ..........................................................        5

Performance Summary ...................................................        6

Financial Highlights &
Statement of Investments ..............................................        7

Financial Statements ..................................................       11

Notes to Financial
Statements ............................................................       14


[PYRAMID GRAPHIC]



All portfolio holdings mentioned in the report are listed by their complete legal titles in the Trust's Statement of Investments (SOI), a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 8.




[PIE CHART GRAPHIC]



Europe                        40.2%
Latin America                 20.4%
Asia                           9.6%
United States                  9.2%
Canada                         9.1%
Australia &
 New Zealand                   5.6%
Short-Termn Investments &
 Other Net Assets              5.9%


rate increases, many investors deserted bond markets of developed countries, and bond prices in these countries, especially the U.S., dropped in value.

However, many emerging market bond prices rose during the period, largely as a result of increasing commodity prices, which improved export revenues and, thus, the repayment capacity of issuer countries. Despite uncertainty stemming from the implementation of Venezuela's new constitution, the value of Venezuelan debt rose largely due to the recovery in oil prices. Brazilian bonds rebounded following that nation's currency crisis in January 1999, as a result of official external financial support from the International Monetary Fund and foreign governments, as well as implementation of economic measures designed to stabilize Brazil's fiscal situation.

During the six months under review, the U.S. dollar strengthened against most major currencies, rising 1.56% against the British pound and 9.58% versus the euro. Other dollar-bloc countries' currencies posted mixed results against the U.S. dollar, with the Canadian dollar falling 2.88% and the Australian and New Zealand dollars increasing 3.71% and 5.93%, respectively. Among major emerging market currencies, the Brazilian real and South Korean won strengthened against the U.S. dollar, appreciating 7.95% and 4.18%, while the Mexican peso fell 0.15% versus the U.S. dollar.

Within this environment, Templeton Global Governments Income Trust posted a 0.85% cumulative total return based on market value, and a 2.30% cumulative total return based on net asset value, for the six months ended February 29, 2000, as shown in the Performance Summary on page 6. The

2



J.P. Morgan U.S. Government Bond Index and the J.P. Morgan Global Government Bond Index posted returns of 1.85% and -2.63%, respectively, for the same period.(1)

During the reporting period, we attempted to maximize the Trust's return by allocating approximately 64% of total net assets to intermediate- and long-term bonds in developed markets, with the remaining assets invested in what we believed were the highest quality and most liquid bonds in emerging markets. In our opinion, this combination of investments offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility. The Trust's allocation to emerging market debt added positively to its performance during the period, as emerging market bonds generally outperformed higher quality industrial market securities.

The Trust's geographic allocation remained relatively stable during the period. Exposure to European and dollar-bloc countries fell slightly to 40.2% and 5.6% at the end of the period, down from 41.9% and 7.7%, respectively. The Trust's allocation to North America was decreased by 3.6%, and Asian exposure increased 3.7%. At the end of the period, emerging market debt represented 30.0% of the Trust's total net assets, up from 26.3% at the beginning.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Governments Income Trust. Because we expect slowing growth in the U.S. economy, our long-term outlook for the euro, relative to the U.S. dollar,


  PORTFOLIO BREAKDOWN
  Based on Total Net Assets
  2/29/00
-----------------------------------------
Government Bonds                  91.6%
Corporate Bonds                    2.5%
Short-Term Investments
& Other Net Assets                 5.9%


1. Sources for all indices: J.P. Morgan Securities, Inc. The J.P. Morgan U.S. Government Bond Index measures and tracks U.S. Treasury securities. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. Indexes are measured in U.S. dollars and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

                                                                               3




remains positive. In our opinion, such a slowdown could coincide with Euroland economic recovery, potentially leading to a stronger euro versus the U.S. dollar. On the other hand, our outlook for the Japanese yen is slightly negative. We believe the Japanese economy cannot afford a strong yen over the medium to long term because a strong currency translates into a loss of export competitiveness, which would weaken Japan's export-driven economy. As always, we will monitor global markets closely and manage the Trust's portfolio in an effort to take advantage of potential opportunities as they arise.

It is important to note that special risks are involved with global investing related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We look forward to continuing to serve your investment needs, and we welcome your comments or suggestions.




Portfolio Management Team
Templeton Global Governments Income Trust


This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



4




IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of each of the participating countries, however, has retained the authority to set its own tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities.

It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers and issuers in other regions whose securities the Trust may hold, or the impact, if any, on Trust performance. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. The Trust's non-U.S. dollar (euro or other) denominated investments will still be exposed to currency risk due to fluctuations among those currencies and versus the U.S. dollar.

While the implementation of the euro could have a negative effect on the Trust, the Trust's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Trust's shares of beneficial interest (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.

                                                                               5




SIX-MONTH PERFORMANCE SUMMARY AS OF 2/29/00

Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PERFORMANCE

Six-Month Total Return              2.30% (Based on change
                                    in Net Asset Value)
                                    0.85% (Based on change
                                    in Market Price)

Net Asset Value (NAV)               $6.85 (2/29/00)         $7.04 (8/31/99)
Change in NAV                       -$0.19
Market Price (NYSE)                 $5.875 (2/29/00)        $6.125 (8/31/99)
Change in Market Price              -$0.25
Distributions (9/1/99 - 2/29/00)    Dividend Income         $0.30

ADDITIONAL PERFORMANCE
AS OF 3/31/00



                                                                      INCEPTION
                                  1-YEAR    5-YEAR     10-YEAR        (11/22/88)
Cumulative Total Return(1)
   Based on change in
   net asset value                 1.44%     37.15%      90.14%        102.34%
   Based on change in
   market price                   -2.28%     33.88%      67.02%         65.89%
Average Annual Total Return(2)
   Based on change in
   net asset value                 1.44%      6.52%       6.64%          6.40%
   Based on change in
   market price                   -2.28%      6.01%       5.26%          4.56%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to greater risks of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


For updated performance figures, please call Franklin Templeton at 1-800/342-5236. Past performance does not guarantee future results.


6






TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 29, 2000    --------------------------------------------------------
                                                (UNAUDITED)+        1999+        1998        1997        1996        1995
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $7.04            $7.25       $7.98       $8.01       $7.71       $7.56
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .27              .56         .55         .56         .60         .64
 Net realized and unrealized gains
 (losses).................................            (.16)            (.17)       (.68)        .01         .30         .15
                                              -----------------------------------------------------------------------------
Total from investment operations..........             .11              .39        (.13)        .57         .90         .79
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.30)            (.60)       (.45)       (.56)       (.35)       (.59)
 In excess of net investment income.......              --               --          --          --          --        (.05)
 Net realized gains.......................              --               --        (.02)       (.01)         --          --
 In excess of net realized gains..........              --               --          --        (.02)         --          --
 Tax return of capital....................              --               --        (.13)       (.01)       (.25)         --
                                              -----------------------------------------------------------------------------
Total distributions.......................            (.30)            (.60)       (.60)       (.60)       (.60)       (.64)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $6.85            $7.04       $7.25       $7.98       $8.01       $7.71
                                              =============================================================================
Total Return*
 Based on market value per share..........            .85%           10.49%    (13.02)%      15.01%      10.66%      15.87%
 Based on net asset value per share.......           2.30%            6.19%     (1.41)%       7.95%      12.95%      11.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $155,175         $159,448    $164,196    $182,223    $183,011    $176,212
Ratios to average net assets:
 Expenses.................................            .96%**          1.02%       1.02%        .97%        .96%       1.03%
 Net investment income....................           7.83%**          7.51%       6.98%       6.90%       7.50%       8.43%
Portfolio turnover rate...................          28.15%           55.00%      52.28%     197.82%     116.55%     111.03%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                               7



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                               PRINCIPAL
                                                                AMOUNT**               VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 94.1%
ARGENTINA 5.3%
Republic of Argentina:
  8.375%, 12/20/03..........................................  $  1,550,000          $  1,439,562
  11.00%, 10/09/06..........................................     3,500,000             3,456,250
  11.75%, 4/07/09...........................................     1,225,000             1,241,231
  11.375%, 1/30/17..........................................       480,000               474,300
  9.75%, 9/19/27............................................     1,791,000             1,585,035
                                                                                    ------------
                                                                                       8,196,378
                                                                                    ------------
AUSTRALIA 3.8%
Government of Australia, 10.00%, 10/15/07...................     4,044,000   AUD       2,969,339
Queensland Treasury Corp., 6.50%, 6/14/05...................     4,943,000   AUD       2,987,575
                                                                                    ------------
                                                                                       5,956,914
                                                                                    ------------
BRAZIL 6.2%
Republic of Brazil:
  12.75%, 1/15/00...........................................     1,000,000               981,250
  8.875%, 11/05/01..........................................       485,000               486,212
  FRN, 7.00%, 4/15/09.......................................     4,085,000             3,362,466
  14.50%, 10/15/09..........................................       640,000               691,840
  Series L, cvt., FRN, 7.00%, 4/15/12.......................     4,275,000             3,182,203
  10.125%, 5/15/27..........................................     1,100,000               889,350
                                                                                    ------------
                                                                                       9,593,321
                                                                                    ------------
CANADA 9.1%
Government of Canada:
  10.50%, 7/01/00...........................................     7,000,000   CAD       4,903,329
  10.50%, 3/01/01...........................................     8,324,000   CAD       5,994,771
  10.00%, 5/01/02...........................................     4,310,000   CAD       3,200,153
                                                                                    ------------
                                                                                      14,098,253
                                                                                    ------------
DENMARK 1.7%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................     4,815,000   DKK         643,051
  8.00%, 3/15/06............................................    13,331,000   DKK       1,928,402
                                                                                    ------------
                                                                                       2,571,453
                                                                                    ------------
GERMANY 13.2%
European Economic Community, 6.50%, 3/10/00.................    11,478,503   EUR      11,053,152
Federal Republic of Germany, 8.00%, 7/22/02.................     9,162,351   EUR       9,463,678
                                                                                    ------------
                                                                                      20,516,830
                                                                                    ------------
INDIA .1%
+*Essar Steel Ltd., 144A, FRN, 7.635%, 7/20/99..............       255,000               175,950
                                                                                    ------------

 8


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT**               VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ITALY 5.8%
Buoni Poliennali del Tesoro:
  10.50%, 7/15/00...........................................     4,960,560   EUR    $  4,885,150
  10.50%, 11/01/00..........................................     1,497,722   EUR       1,502,207
  10.50%, 4/01/05...........................................     1,228,000   EUR       1,449,804
  6.75%, 7/01/07............................................     1,142,000   EUR       1,176,644
                                                                                    ------------
                                                                                       9,013,805
                                                                                    ------------
MEXICO 3.0%
United Mexican States:
  9.75%, 4/06/05............................................       560,000               584,500
  9.875%, 1/15/07...........................................     2,030,000             2,128,963
  11.375%, 9/15/16..........................................     1,600,000             1,902,000
                                                                                    ------------
                                                                                       4,615,463
                                                                                    ------------
NETHERLANDS 1.3%
Cellco Finance NV, 15.00%, 8/01/05..........................     1,875,000             2,076,750
                                                                                    ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................     5,420,000   NZD       2,754,814
                                                                                    ------------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................       960,000               826,800
                                                                                    ------------
SOUTH KOREA 2.7%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................     1,650,000             1,695,210
Republic of Korea, 8.875%, 4/15/08..........................     2,360,000             2,458,825
                                                                                    ------------
                                                                                       4,154,035
                                                                                    ------------
SPAIN 6.8%
Government of Spain:
  12.25%, 3/25/00...........................................     5,115,394   EUR       4,948,737
  10.10%, 2/28/01...........................................     2,738,211   EUR       2,785,689
  10.15%, 1/31/06...........................................     2,320,000   EUR       2,759,703
                                                                                    ------------
                                                                                      10,494,129
                                                                                    ------------
SWEDEN 4.1%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................     5,000,000   SEK         626,667
  10.25%, 5/05/03...........................................    44,500,000   SEK       5,747,061
                                                                                    ------------
                                                                                       6,373,728
                                                                                    ------------

                                                                               9


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT**               VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TURKEY 6.8%
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................  $    825,000          $    814,688
  Reg S, 10.00%, 9/19/07....................................     5,280,000             5,121,600
  12.375%, 6/15/09..........................................     4,080,000             4,365,600
  11.875%, 1/15/30..........................................       330,000               344,747
                                                                                    ------------
                                                                                      10,646,635
                                                                                    ------------
UNITED KINGDOM 7.3%
United Kingdom:
  8.00%, 12/07/00...........................................     5,115,000   GBP       8,174,149
  8.50%, 7/16/07............................................     1,714,000   GBP       3,118,455
                                                                                    ------------
                                                                                      11,292,604
                                                                                    ------------
UNITED STATES 9.2%
Fannie Mae, 5.25%, 1/15/09..................................     5,435,000             4,722,972
U.S. Treasury Bonds:
  5.25%, 11/15/28...........................................     5,408,000             4,661,020
  5.25%, 2/15/29............................................     2,420,000             2,088,007
U.S. Treasury Notes:
  7.25%, 8/15/04............................................       850,000               869,391
  5.875%, 11/15/04..........................................     1,940,000             1,884,225
                                                                                    ------------
                                                                                      14,225,615
                                                                                    ------------
VENEZUELA 5.4%
Republic of Venezuela, 9.25%, 9/15/27.......................     9,850,000             6,673,375
Venezuela Front Load Interest Reduction Bond, A, FRN,
  6.875%, 3/31/07...........................................     2,142,840             1,789,271
                                                                                    ------------
                                                                                       8,462,646
                                                                                    ------------
TOTAL LONG TERM SECURITIES (COST $168,036,399)..............                         146,046,123
                                                                                    ------------
SHORT TERM INVESTMENTS (COST $5,260,000) 3.4%
Deutsche Bank AG, 5.81%, 3/01/00, Time Deposit..............     5,260,000             5,260,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $173,296,399) 97.5%.................                         151,306,123
OTHER ASSETS, LESS LIABILITIES 2.5%.........................                           3,869,202
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $155,175,325
                                                                                    ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.

                       See Notes to Financial Statements.

 10



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $173,296,399)....    $151,306,123
 Cash.......................................................             552
 Interest receivable........................................       5,281,676
                                                                ------------
      Total assets..........................................     156,588,351
                                                                ------------
Liabilities:
 Payable to affiliates......................................         120,255
 Distributions to shareholders..............................       1,132,141
 Accrued expenses...........................................         160,630
                                                                ------------
      Total liabilities.....................................       1,413,026
                                                                ------------
Net assets, at value........................................    $155,175,325
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (1,727,445)
 Net unrealized depreciation................................     (22,170,434)
 Accumulated net realized loss..............................      (3,929,402)
 Beneficial shares..........................................     183,002,606
                                                                ------------
Net assets, at value........................................    $155,175,325
                                                                ============
Net asset value per share ($155,175,325 / 22,642,821 shares
  outstanding)..............................................           $6.85
                                                                ============

                       See Notes to Financial Statements.

                                                                              11


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Interest Income.............................................                   $ 6,956,994
Expenses:
 Management fees (Note 3)...................................        435,480
 Administrative fees (Note 3)...............................        197,945
 Transfer agent fees........................................         34,700
 Custodian fees.............................................         17,100
 Reports to shareholders....................................         35,000
 Professional fees..........................................         16,700
 Trustees' fees and expenses................................         20,200
 Other......................................................          2,327
                                                                -----------
      Total expenses........................................                       759,452
                                                                               -----------
            Net investment income...........................                     6,197,542
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (3,928,515)
    Foreign currency transactions...........................        (40,950)
                                                                -----------
      Net realized loss.....................................                    (3,969,465)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................        470,131
  Translation of assets and liabilities denominated in
  foreign currencies........................................       (177,954)
                                                                -----------
      Net unrealized appreciation...........................                       292,177
                                                                               -----------
Net realized and unrealized loss............................                    (3,677,288)
                                                                               -----------
Net increase in net assets resulting from operations........                   $ 2,520,254
                                                                               ===========

                       See Notes to Financial Statements.
 12



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  6,197,542           $ 12,642,152
  Net realized gain (loss) from investments and foreign
    currency transactions...................................        (3,969,465)               716,186
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities denominated in
    foreign currencies......................................           292,177             (4,520,692)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         2,520,254              8,837,646

 Distributions to shareholders from net investment income...        (6,792,846)           (13,585,693)
                                                                ---------------------------------------
    Net decrease in net assets..............................        (4,272,592)            (4,748,047)

Net assets:
 Beginning of period........................................       159,447,917            164,195,964
                                                                ---------------------------------------
 End of period..............................................      $155,175,325           $159,447,917
                                                                =======================================

Distributions in excess of net investment income included in net assets:
 End of period..............................................      $ (1,727,445)          $ (1,132,141)
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              13



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks a high level of current income consistent with preservation of capital. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

 14


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

At February 29, 2000, there were an unlimited number of shares authorized ($0.01 par value). During the six months ended February 29, 2000 and year ended August 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Total shares repurchased under the repurchase program are 200,000 for $1,408,863.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
-----------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital a fee equal, on an annual basis, to 0.15% of the Fund's average daily net assets.

                                                                              15


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................    $    969,796
Unrealized depreciation.....................................     (22,960,072)
                                                                ------------
Net unrealized depreciation.................................    $(21,990,276)
                                                                ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $42,785,810 and $49,378,140, respectively.

 16



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Trust was held at the Trust's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Trustees of the Trust; to ratify the selection of PricewaterhouseCoopers LLP, as the Trust's independent auditors for the fiscal year ending August 31, 2000; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust:
Nicholas F. Brady, Edith E. Holiday, Charles B. Johnson and Betty P. Krahmer.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Trust's independent auditors for the fiscal year ending August 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Trustees:

                                                                        % OF           % OF                        % OF
                                                                     OUTSTANDING      VOTED                     OUTSTANDING
                TERM EXPIRING 2003:                     FOR            SHARES         SHARES      WITHHELD        SHARES
---------------------------------------------------------------------------------------------------------------------------
Nicholas F. Brady..................................  17,067,754        75.38%         99.21%      135,893          0.60%
Edith E. Holiday...................................  17,069,698        75.39%         99.22%      133,949          0.59%
Charles B. Johnson.................................  17,070,333        75.39%         99.23%      133,314          0.59%
Betty P. Krahmer...................................  17,059,322        75.34%         99.16%      144,325          0.64%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the fiscal year ending August 31, 2000:

               % OF        % OF                 % OF                    % OF                      % OF
            OUTSTANDING   VOTED              OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES   AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
----------------------------------------------------------------------------------------------------------
17,033,827..   75.23%     99.01%    47,580      0.21%      122,240      0.54%       --            --

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

               % OF        % OF                 % OF                    % OF                      % OF
            OUTSTANDING   VOTED              OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES   AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
----------------------------------------------------------------------------------------------------------
16,822,021..   74.30%     97.78%   147,870      0.65%      233,756      1.03%       --            --

*Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Rupert H. Johnson, Jr., Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              17



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Dividend Reinvestment Plan

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features:

If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Morgan Stanley Dean Witter Trust(FSB), P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter Trust(FSB) (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Trust declares dividends in either cash or shares of beneficial interest of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 18



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/869-NEWS (1-800/869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              19



SEMIANNUAL REPORT

TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Morgan Stanley Dean Witter Trust(FSB)
Harborside Financial Center, Plaza 2
Jersey City, New Jersey 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up. Like any investment in securities, the value of the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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